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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   -----------

                                   FORM 8 - K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                                     of the

                      Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 31, 1998

                MENLO ACQUISITION CORP. FDBA FOCUS SURGERY, INC.
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               (Exact name of registrant as specified in charter)

           DELAWARE                    0-22136                77-0332937
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
    of incorporation)                                      Identification No.)

          113 TYNAN WAY, PORTOLA VALLEY, CA                    94028
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      (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code         (650) 529-0730
                                                     --------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)

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Item 3.  Bankruptcy or Receivership

         On February 9, 1996, the Registrant filed for protection under Chapter 11 of the federal bankruptcy laws in the United States Bankruptcy Court, Northern District of California, Oakland Division pursuant to which the Registrant's existing directors and officers will continue in possession but subject to the supervision and orders of the bankruptcy court.

Item 7. Financial Statements and Exhibits

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

Exhibit No.                        Description
99.27                              Summary of Financial Status of the Registrant for the
                                   month ended July 1998, as required by the United States
                                   Bankruptcy Court, Northern District of California,
                                   Oakland Division.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Menlo Acquisition Corp. FDBA Focus Surgery, Inc.
                           ----------------------------------------------------
                                              (Registrant)

Date:  August 21, 1998      By:      /s/ RICHARD J. REDETT
                               ------------------------------------------------
                            Name:     Richard J. Redett
                            Title:    President and Chief Executive Officer